UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23693

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

(Exact name of Registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Address of principal executive offices)

(Zip code)

Luis A. Avilés, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Omar B. Santiago, Esq.
209 Muñoz Rivera Avenue
Ninth Floor
San Juan, PR 00918

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2023 – January 31, 2024

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund V, Inc.

2024

Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	31
Other Information	32
Management of the Fund	33
Privacy Notice	39

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

February 29, 2024

Dear Shareholder:

The Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”) is pleased to present its Letter to Shareholders for the twelve-month period ending on January 31, 2024.

During the reporting period, economic activity expanded at a solid pace while job gains moderated but remained strong. From January 31, 2023, to January 31, 2024, the unemployment rate rose slightly from 3.4% to 3.7% but remained low. Inflation eased during the period but remained elevated as the Federal Open Market Committee (the “FOMC”) continued increasing interest rates during the first half of 2023. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 5.5% as of January 31, 2023, to 2.4% as of January 31, 2024.

In support of returning inflation to 2% over time, the FOMC raised the target range for the federal funds rate by 100 basis points during the reporting period, from 4.25%-4.50% as of January 2023 to 5.25%-5.50% as of January 2024. At its December 2023 meeting the FOMC updated its economic projections which reflected a decrease in the federal funds rate from a median of 5.4% at the end of 2023 to 4.6% in 2024. The change in projections of the federal funds rate were driven by lower expectations in personal consumption expenditures (“PCE”), inflation, and real gross domestic product (GDP) combined with an increase in the unemployment rate. Nonetheless, in a statement released after its January 2024 meeting the FOMC asserted that it believes the risks to achieving its employment and inflation goals are moving into better balance and that in considering adjustments to the target range for the federal funds rate, it will carefully assess incoming data, the evolving outlook, and the balance of risks. The FOMC also highlighted that it does not expect it will be appropriate to reduce the target federal funds rate range until it has gained greater confidence that inflation is moving sustainably toward 2%. In addition, it will continue reducing its holdings of U.S. Treasury securities, agency debt, and agency mortgage-backed securities.

As of January 31, 2024, pricing in the Fed funds futures market anticipated that the effective federal funds rate would decrease by 146 basis points by the end of 2024. The U.S. Treasury yield curve flattened but remained inverted as the 2-year U.S. Treasury note yield remained unchanged at 4.21% during the period from January 31, 2023, through January 31, 2024, while the 10-year U.S. Treasury note yield increased by 0.40%, from 3.51% to 3.91% for the same period.

With a higher-than-average level of inflation, an indicated finish to the FOMC tightening of the monetary policy cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico (the Fund’s co-investment advisers) remain committed to seeking investment opportunities within the Fund’s allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

Annual Report | January 31, 2024	1

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from February 1, 2023, to January 31, 2024:

Twelve-Month Period
Based on market price	17.13%
Based on NAV	2.70%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV"), and market prices as of January 31, 2024:

Dividend yield based on market at twelve-month period	8.41%
Dividend yield based on NAV	3.23%
NAV as of January 31, 2024	$2.89
Market Price as of January 31, 2024	$1.11
Premium (discount) to NAV	(61.6%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund distributed as dividends 100% of its net investment income plus approximately $21,000 of net investment income from prior years. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of January 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of January 31, 2024

Asset Allocation, as a % of the Total Portfolio

As of January 31, 2024, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange in February 2019 pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions represent 50.5% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amounts to $420 million for fiscal year 2019 and an increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). In general, COFINA bond prices increased, as represented by P.R. COFINA 5% 07/01/58, which increased $1.55 from $98.52 as of January 31, 2023, to $100.07 as of January 31, 2024, as per IDC valuation. For fiscal year 2023-2024 the COFINA required transfers related to the debt service are $511.2 million. Collections for fiscal year 2023-2024 started on July 1, 2023. As of October 2023, 100% of the COFINA required transfers related to the debt service reserve for fiscal year end June 30, 2024, had already been collected and transferred to the COFINA trustee.

U.S. holdings in the Fund’s investment portfolio, representing 48.0% of the total investment portfolio, consist primarily of U.S. government agency debentures and U.S. municipal bonds. The U.S. municipal bonds sector outperformed U.S. government agency debentures towards the calendar year-end due to factors such as lower PCE expectations, a persistently strong labor market, and the easing of monetary tightening expectations, the last of which helped U.S. municipal bond prices rise higher in the last two months of the calendar year 2023. Increased demand in tax-exempt securities and favorable economic environments for local governments lead the U.S. municipal bond market rally.

Furthermore, the Fund owns a position in mortgage-backed securities (“MBS”) representing 0.8% of the total investment portfolio, which consists of pools of Puerto Rico mortgages issued and guaranteed by U. S. agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

Annual Report | January 31, 2024	3

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

The Fund’s NAV decreased $0.02 during the fiscal year, from $2.91 at the beginning of the period to $2.89 at the end. The Fund’s indicated market price per share reflected a discount to NAV of 61.6% as of January 31, 2024, decreasing from the 66.3% discount to NAV as of January 31, 2023.

Fund Performance

	Average Annual Total Returns as of January 31, 2024
	1-Year	Since Inception*
Puerto Rico Residents Tax-Free Fund V, Inc. - NAV	2.70%	-3.65%
Puerto Rico Residents Tax-Free Fund V, Inc. - Market	17.13%	-21.70%
Bloomberg US Municipal Bond Index	2.90%	-0.85%

*	While the Fund commenced operations on February 28, 1997, it did not register with the SEC under the 1940 Act until May 21, 2021.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Growth of an assumed $10,000 investment as of January 31, 2024*

*	The Fund was registered under the 1940 Act on May 21, 2021.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of the end of the twelve-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	50.5%
U.S. Agencies	44.8%
U.S. Municipal Bonds	3.2%
Mortgage-Backed Securities	0.8%
P.R. Tax Exempt Notes	0.7%
Total	100.0%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	52.0%
U.S.	48.0%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of January 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	46.3%
AA	3.2%
A	0.0%
BBB	0.0%
Below BBB	0.0%
Not Rated	50.5%
Total	100.0%

The “Not-Rated” category is comprised of the restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of January 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended January 31, 2024. The views and opinions in the letter were current as of February 29, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Annual Report | January 31, 2024	5

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2024 (Unaudited)

As of January 31, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$8,799,000
Leverage Ratio[1]	18.2%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

[1]	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Annual Report | January 31, 2024	7

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (61.65%)
767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.500%	07/01/34	770,279
390,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.550%	07/01/40	390,435
2,847,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.750%	07/01/53	2,789,404
8,684,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	5.000%	07/01/58	8,690,416
3,942,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.329%	07/01/40	3,917,373
118,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.536%	07/01/53	111,679
3,212,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.784%	07/01/58	3,144,792
8,172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/46	2,538,971
7,915,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/51	1,815,633
				24,168,982
Total Puerto Rico Government Instrumentalities
(Cost $23,907,398)				24,168,982

Government Bonds (54.67%)
US Government and Agency Obligations (0.93%)
$375,000	Federal Home Loan Bank	5.200%	09/28/37	$363,025

US Government Sponsored Entities (53.74%)
15,360,000	Federal Home Loan Bank(d)	5.500%	07/15/36	16,986,295
250,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	273,505
1,000,000	Federal Home Loan Bank	6.500%	09/13/38	1,003,585

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
US Government Sponsored Entities (53.74%) (continued)
$2,442,000	Fannie Mae Note(d)	6.625%	11/15/30	$2,803,542
				21,066,927
Total Government Bonds
(Cost $21,380,513)				21,429,952

Municipal Bonds (3.85%)
California (3.85%)
1,200,000	State of California, General Obligation Unlimited Bonds	7.625%	03/01/40	1,508,989

Total Municipal Bonds
(Cost $1,215,954)				1,508,989

Mortgage-Backed Securities (1.04%)
Puerto Rico GNMA Bonds(e) (0.48%)
110,313	Ginnie Mae I Serial Pool 556254	6.500%	08/15/31	114,156
4,469	Ginnie Mae I Pool 548495	7.000%	05/15/31	4,507
45,736	Ginnie Mae I Pool 515366	7.500%	04/15/30	46,062
12,616	Ginnie Mae I Pool 548493	7.500%	05/15/31	12,712
2,949	Ginnie Mae I Pool 531461	8.000%	05/15/30	2,945
9,280	Ginnie Mae I Pool 515442	8.000%	07/15/30	9,265
				189,647
Puerto Rico Freddie Mac Bonds(f) (0.16%)
28,591	Freddie Mac Gold Pool C59579	6.500%	10/01/31	29,764
29,507	Freddie Mac Gold Pool C63329	6.500%	12/01/31	30,717
2,582	Freddie Mac Gold Pool C18249	7.000%	11/01/28	2,665
				63,146
Puerto Rico Fannie Mae Bonds(g) (0.40%)
107,144	Fannie Mae Pool 849999	5.000%	01/01/36	108,104
23,243	Fannie Mae Pool 580540	6.000%	06/01/31	23,927
11,098	Fannie Mae Pool 627603	6.500%	11/01/31	11,569
12,851	Fannie Mae Pool 445330	7.000%	07/01/28	13,249
				156,849

Total Mortgage-Backed Securities
(Cost $403,011)				409,642

Puerto Rico Tax Exempt Notes (0.87%)
11,024	Community Endowment, Inc - collateralized by FN362600	7.500%	10/01/26	11,010
29,319	Community Endowment, Inc - collateralized by FN372183	7.000%	02/01/27	30,227

See Notes to Financial Statements.

Annual Report | January 31, 2024	9

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Tax Exempt Notes (0.87%) (continued)
$10,240	Community Endowment, Inc - collateralized by FN372184	7.500%	01/01/27	$10,215
10,857	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	11,251
1,456	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	1,455
7,948	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	8,304
127,927	Community Endowment, Inc - collateralized by FN536045	8.000%	10/01/30	133,023
90,948	Community Endowment, Inc - collateralized by GN445571	7.500%	09/15/27	92,257
13,300	Community Endowment, Inc - collateralized by GN448307	7.000%	09/15/27	13,346
13,540	Community Endowment, Inc - collateralized by GN453529	7.500%	09/15/27	13,579
15,480	Community Endowment, Inc - collateralized by GN470940	7.000%	06/15/28	15,558
				340,225
Total Puerto Rico Tax Exempt Notes
(Cost $332,040)				340,225

Total Investments (122.08%)
(Cost $47,238,916)				$47,857,790

Liabilities in Excess of Other Assets (-22.08%)				(8,655,793)
NET ASSETS (100.00%)				$39,201,997

(a)	Security may be called before its maturity date.

(b)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.

(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2024

(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs & Co.	5.74%	01/16/2024	02/13/2024	$3,294,000
Goldman Sachs & Co.	5.74%	01/17/2024	02/13/2024	177,000
JP Morgan Chase & Co.	5.55%	01/30/2024	02/08/2024	4,793,000
South Street Securities	5.98%	01/19/2024	02/20/2024	535,000
				$8,799,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

Annual Report | January 31, 2024	11

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Assets and Liabilities

January 31, 2024

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $9,407,835)	$9,439,797
Other securities, at fair value (cost $37,831,081)	38,417,993
$47,857,790
Cash and cash equivalents	178,018
Interest receivable	233,441
Prepaid and other assets	12,228
Total Assets	48,281,477

LIABILITIES:
Reverse repurchase agreements (cost $8,799,000)	8,799,000
Interest payable	11,460
Dividends payable	101,734
Payable to Adviser	10,205
Payable to fund accounting and administration	26,565
Payable to Transfer agency	6,774
Payable to Directors	9,460
Payable for Compliance fees	4,220
Payable for Custodian fees	275
Payable for Audit fees	68,564
Other payables	41,223
Total Liabilities	9,079,480
Net Assets	$39,201,997

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – shares authorized 13,564,477 issued and outstanding	$163,146,811
Accumulated deficit	(123,944,814)
Net Assets	$39,201,997

PRICING OF SHARES:
Net Assets	$39,201,997
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	13,564,477
Net asset value per share	$2.89

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Operations

For the year ended January 31, 2024

INVESTMENT INCOME:
Interest	$2,265,337
Other Income	49,198
Total Investment Income	2,314,535

EXPENSES:
Investment Advisers fee	351,892
Accounting and Administration fees	102,427
Compliance expense	8,373
Transfer agent expenses	11,710
Interest expense	495,600
Audit expenses	63,042
Legal expenses	84,895
Custodian fees	10,087
Director expenses	28,817
Registration expenses	109
Printing expenses	32,253
Insurance fee	84,037
Other expenses	31,616
Total expenses before waiver	1,304,858
Less fees waived by Investment Advisers	(234,595)
Total Expenses	1,070,263
Net Investment Income	1,244,272

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(19)
Net realized loss	(19)
Net change in unrealized depreciation on:
Investments	(233,882)
Net change in unrealized depreciation	(233,882)
Net Realized and Unrealized Loss on Investments	(233,901)
Net Increase in Net Assets Resulting from Operations	$1,010,371

See Notes to Financial Statements.

Annual Report | January 31, 2024	13

Puerto Rico Residents Tax-Free Fund V, Inc.	Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,244,272	$1,477,069
Net realized loss on investments	(19)	(15,093,625)
Net change in unrealized appreciation/(depreciation)	(233,882)	7,898,514
Net increase/(decrease) in net assets resulting from operations	1,010,371	(5,718,042)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(1,265,906)	(1,480,336)
Net decrease in net assets from dividends	(1,265,906)	(1,480,336)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	8,968	12,396
Net increase in net assets from capital share transactions	8,968	12,396

Net Decrease in Net Assets	(246,567)	(7,185,982)

NET ASSETS:
Beginning of year	39,448,564	46,634,546
End of year	$39,201,997	$39,448,564

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Cash Flows

For the year ended January 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,010,371
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(1,000,000)
Proceeds from disposition of investment securities	600,641
Amortization of premium and accretion of discount on investments, net	(81,311)
Net realized loss on:
Investments	19
Net change in unrealized depreciation on:
Investments	233,882
(Increase)/Decrease in assets:
Interest receivable	63,203
Deferred offering costs	10,545
Prepaid and other assets	19,411
Increase/(Decrease) in liabilities:
Payable for interest expense	(7,996)
Payable to Adviser	(862)
Payable to fund accounting and administration fees	4,627
Payable to Transfer agency	(11,290)
Payable to Directors	1,479
Payable for Compliance fees	1,702
Payable for Custodian fees	(7,369)
Payable for Audit fees	(362)
Other payables	(6,820)
Net cash provided by operating activities	$829,870

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(145,272,829)
Securities sold under reverse repurchase agreements	145,695,829
Cash distributions paid to common shareholders - net of distributions reinvested	(1,268,169)
Net cash used in financing activities	$(845,169)

Net decrease in cash and cash equivalents	$(15,299)
Cash and cash equivalents, beginning of year	$193,317
Cash and cash equivalents, end of year	$178,018

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$503,596

NON-CASH ACTIVITIES:
Reinvestment of dividends	$8,968

See Notes to Financial Statements.

Annual Report | January 31, 2024	15

Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Net asset value - beginning of year	$2.91	$3.44	$3.65
Income/(loss) from investment operations:
Net investment income(a)	0.09	0.11	0.11
Net realized and unrealized loss	(0.02)	(0.53)	(0.21)

Total income/(loss) from investment operations	0.07	(0.42)	(0.10)
Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.11)
Total distributions	(0.09)	(0.11)	(0.11)
Net decrease in net asset value	(0.02)	(0.53)	(0.21)
Net asset value - end of year	$2.89	$2.91	$3.44
Market value per share - end of year(b)	$1.11	$0.98	$2.16
Total Return - Net Asset Value(c)	2.70%	(12.19%)	(2.49%)
Total Return - Market Price(d)	17.13%	(52.90%)	1.12%
Supplemental Data:
Net assets, end of year (in thousands)	$39,202	$39,449	$46,635
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	3.45%	2.64%	2.08%
Ratio of net expenses to average net assets(f)(g)	2.83%	2.02%	1.38%
Ratio of gross operating expenses to average net assets(h)	2.14%	2.09%	2.03%
Interest and leverage related expenses to average net assets	1.31%	0.55%	0.05%
Ratio of net investment income to average net assets(g)	3.29%	3.68%	3.16%
Portfolio turnover rate	1%	1%	0%

(a)	Based on weekly average outstanding common shares of 13,562,197 for the year ended January 31, 2024, 13,559,128 for the year ended January 31, 2023, and 13,555,439 for the year ended January 31, 2022.

(b)	End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.

(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

(e)	Based on average net assets attributable to common shares of 37,901,779 for the year ended January 31, 2024, 40,174,218 for the year ended January 31, 2023, and $48,353,451 for the year ended January 31, 2022.

(f)	Expenses include both operating and interest and leverage related expenses.

(g)	The effect of the expenses waived for the year ended January 31, 2024 and year ended August 31, 2023, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.62%.

(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

Annual Report | January 31, 2024	17

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund V, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was incorporated on May 15, 1996, and commenced operations on February 28, 1997.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At January 31, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $178,018 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (each an "Investment Adviser" and collectively the “Investment Advisers”) (refer to Note 3 for details on the investment advisory agreements), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund's Board of Directors (the "Board") in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non- Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more likely than not" threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the year ended January 31, 2024, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund's Board reserves the right to do so in its sole discretion.

Annual Report | January 31, 2024	19

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year ended January 31, 2024, the Fund increased interest income in the amount of $3 related to net realized gain on mortgage-backed securities paydowns (See Note 10).

(h)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(i)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

Annual Report | January 31, 2024	21

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Advisers, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations are obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$45,939,159	$–	$45,939,159
Municipal Bonds	–	1,508,989	–	1,508,989
Mortgage-Backed Securities	–	409,642	–	409,642
Total	$–	$47,857,790	$–	$47,857,790

There were no purchases, sales, or transfers into or out of level 3 securities during the year ended January 31, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with each of the Investment Advisers, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the agreement. For the year ended January 31, 2024, the gross investment advisory fees amounted to $351,892. Total voluntarily waived fees amounted to $234,595 for a net fee of $117,297, of which $10,205 remains payable at year end. There will be no recoupment of these voluntarily waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the year ended January 31, 2024, the administrative fees and transfer agent fees amounted to $102,427 and $11,710, respectively.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the year ended January 31, 2024, the custody fees amounted to $10,087.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended January 31, 2024, the compensation expense for the six independent directors of the Fund was $28,817, of which $9,460 remains payable at year end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular, and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act.

Annual Report | January 31, 2024	23

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended January 31, 2024, and the year ended January 31, 2023, were as follows:

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Common shares outstanding - beginning of year	13,561,258	13,557,065
Common shares issued as reinvestment of dividends	3,219	4,193
Common shares outstanding - end of year	13,564,477	13,561,258

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended January 31, 2024, was $1,000,000. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the year ended January 31, 2024, were $600,641. Reverse repurchase agreements entered into for the year ended January 31, 2024, were $8,799,000.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the year	5.65%
Maximum aggregate balance outstanding at any time during the year	$15,841,000
Average balance outstanding during the year	$9,105,656
Average interest rate during the year	5.44%

At January 31, 2024, interest rates on reverse repurchase agreements ranged from 5.55% to 5.98% with maturities up to February 20, 2024. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before their maturity date.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

At January 31, 2024, the details of the reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs & Co.	$3,294,000	$–	$3,644,993	$–
Goldman Sachs & Co.	177,000	–	199,058	–
JP Morgan Chase & Co.	4,793,000	–	5,020,689	–
South Street Securities	535,000	–	575,057	–
Total	$8,799,000	$–	$9,439,797	$–

(a)	Reverse repurchase agreements are collateralized by U.S. government sponsored entities. Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

At January 31, 2024, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$8,799,000	100%
Total	$8,799,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $8,799,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at January 31, 2024.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At January 31, 2024, the Fund had investments with an aggregate market value of $24,168,982 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at January 31, 2024, the Fund had investments with market values of $189,647, $63,146, and $156,849, which were each issued by one issuer located in the United States and are not guaranteed by the U.S. government.

Annual Report | January 31, 2024	25

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$1,244,272
Reclassification of realized gain (loss) on securities’ paydowns	(3)
Distributable net investment income for tax purposes	$1,244,269

Net realized loss on investments	$(19)
Reclassification of realized gain (loss) on securities’ paydowns	3
Net realized loss on investments, for tax purposes	$(16)

Annual Report | January 31, 2024	27

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$47,238,916
Gross appreciation	719,453
Gross depreciation	(100,578)
Net appreciation/(depreciation)	$618,874

For the year ended January 31, 2024, the Fund distributed $1,265,906 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at January 31, 2024, were as follows:

Undistributed net investment income, beginning of the year	$680,812
Distributable net investment income for the year	1,244,269
Dividends	(1,265,906)
Undistributed net investment income, end of the year	$659,175

Accumulated net realized loss on investments, beginning of the year	$(125,222,847)
Net realized loss on investments for the year	(16)
Accumulated net realized loss on investments, end of the year	$(125,222,863)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Annual Report | January 31, 2024	29

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2024

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 13. SUBSEQUENT EVENTS

On February 29, 2024, the Board declared an ordinary net investment income dividend of $0.00750 per common share, totaling $101,735 which was paid on March 11, 2024, to common shareholders of record as of February 29, 2024.

The Fund has performed an evaluation of events occurring subsequent to January 31, 2024, through March 26, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above

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Puerto Rico Residents Tax-Free Fund V, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Puerto Rico Residents Tax-Free Fund V, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”), including the schedule of investments, as of January 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at January 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

March 26, 2024

Annual Report | January 31, 2024	31

Puerto Rico Residents Tax-Free Fund V, Inc.	Other Information

January 31, 2024 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (“SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC's website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Advisers to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Advisers voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

Management Information. The business affairs of the Fund are overseen by the Board. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral (78) ****	Chairman of the Board	Director since inception

Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

				10 funds	None
J. Gabriel Pagán Pedrero (70) *****	Director	Director since inception

Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.

				7 funds	None

Annual Report | January 31, 2024	33

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos J. Nido (59)***	Director	Director since 2009

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.

				24 funds consisting of 30 portfolios	None
Luis M. Pellot (75) ***	Director	Director since 2011

President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.

				24 funds consisting of 30 portfolios	None

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Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Clotilde Pérez (72)***	Director	Director since 2013

Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.

				24 funds consisting of 30 portfolios	None
Jorge I. Vallejo (69)****	Director	Director since 2010

Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

				10 funds	None
OFFICERS
Leslie Highley, Jr. (77)	Co-President	Co-President since 2021

Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.

				Not applicable	None

Annual Report | January 31, 2024	35

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Angel Rivera Garcia (46)	Co-President	Co-President since 2023	President of Popular Asset Management LLC since 2023, shares responsibility for the day-to-day management of the Fund's investment portfolio. Mr. Rivera spent seven years in the Corporate Treasury Division at Popular, Inc., where he was Vice President and Investment Portfolio Manager. Prior to that, Mr. Rivera spent twelve years with Banco Popular's Asset Management Division, where he was Vice President and Investment Portfolio Manager.	Not applicable	None
William Rivera (65)	Treasurer	Treasurer since 2022	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Luis A. Avilés (59)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	Not applicable	None

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Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Lucas Foss (46)	Chief Compliance Officer	Chief Compliance Officer since 2021	Mr. Foss has been Chief Compliance Officer for the Puerto Rico Residents Tax-Free Funds since 2021. Mr. Foss has been Vice President, Fund Chief Compliance Officer for SS&C Technologies since 2017.	Not applicable	None

*	The Directors' address is 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918. Messrs. Highley and W. Rivera’s address is UBS Financial Services Inc., 250 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. Mr. A. Rivera’s address is Popular Asset Management LLC, 209 Munoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918. Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925. Mr. Foss’s address is ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually designated by, and serves at the pleasure of the Board of Directors.

***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage- Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

Annual Report | January 31, 2024	37

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2024 (Unaudited)

*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Privacy Notice

January 31, 2024 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Annual Report | January 31, 2024	39

INVESTMENT ADVISERS

Popular Asset Management LLC
209 Muñoz Rivera Avenue Suite 1031
San Juan, Puerto Rico 00918

UBS Asset Managers of Puerto Rico
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADMINISTRATOR
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

TRANSFER AGENT
Banco Popular de Puerto Rico
Popular Fiduciary Services
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918

CUSTODIAN
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

PUERTO RICO LEGAL COUNSEL
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL
Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
Ernst & Young, LLP
One Manhattan West
New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral
Chairman of the Board

Clotilde Pérez
Director

J. Gabriel Pagán Pedrero
Director

Carlos J. Nido
Director

Jorge I. Vallejo
Director

Luis M. Pellot
Director

Leslie Highley, Jr.
Co-President

Angel Rivera Garcia
Co-President
William Rivera

Treasurer
Luis A. Avilés
Secretary

Lucas Foss
Chief Compliance Officer

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.

●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto

Rico or UBS Financial Services Inc. or any of their affiliates.

●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officers and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee (the “Audit Committee”) that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)	The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	Not applicable.

(b)	No disclosures are required by this Item 3(b).

(c)	No disclosures are required by this Item 3(c).

(d)	No disclosures are required by this Item 3(d).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended January 31, 2023, were $57,650 and for the fiscal year ended January 31, 2024, were $53,187.

(b)

Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended January 31, 2023, were $0 and for the fiscal year ended January 31, 2024, were $0.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended January 31, 2023, were $10,000 and for the fiscal year ended January 31, 2024, were $10,360.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)

All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal year ended January 31, 2023, were $0 and for the fiscal year ended January 31, 2024, were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures – The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended January 31, 2023, and January 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended January 31, 2023, and January 31, 2024, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its co-investment advisers, and any entity controlling, controlled by, or under common control with the co-investment advisers that provide ongoing services to the Registrant for the fiscal year ended January 31, 2023, were $1,798,688 and for the fiscal year ended January 31, 2024, were $1,126,522.

(h)

The Audit Committee of the Registrant’s Board of Directors considered the provision of non-audit services that were rendered to the Registrant’s co-investment advisers and any entity controlling, controlled by, or under common control with the Registrant’s co-investment advisers that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s co-investment advisers the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s co-investment advisers have adopted a Proxy Voting Policy, which they will use to vote proxies for their clients, including the Fund.

1.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.	Delegation to the Fund’s co-investment advisers

The Fund believes that the Fund’s co-investment advisers are in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Fund’s co-investment advisers are hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Fund’s co-investment advisers, except as provided herein; and

b)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each co-adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Fund’s co-investment advisers’ Adviser Voting Policy no later than six (6) months after adoption by a co-adviser.

3.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s co-investment advisers or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’ Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The following provides biographical information about the Fund’s portfolio managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of January 31, 2024:

Mr. Leslie Highley, Jr. and Mr. Angel M. Rivera are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the Registrant. Each of Messrs. Highley and Rivera manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Registrant and the execution of its specific investment strategies are the primary responsibility of Messrs. Highley and Rivera, the designated portfolio managers of the Registrant (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the Registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005, and Senior Vice President of UBS Financial Services Inc. since 1994, and of the Puerto Rico Residents Tax-Free Family of Funds since 1995.

Mr. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC (“PAM”) as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by PAM. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.

(a)(2)	The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of January 31, 2024.

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$1,777,714,882	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Angel M. Rivera	Registered Investment Companies	9	$484,549,354	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	6	$102,837,636	0	$0

As described above, the Portfolio Managers do manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Registrant’s co-investment advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Registrant’s co-investment advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes and other factors. In addition, the Registrant’s co-investment advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. The Registrant’s co-investment advisers seek to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most accounts managed by a Portfolio Manager in a particular investment strategy are managed using the same investment models.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Registrant’s co-investment advisers have adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of their clients’ accounts, the Registrant’s co-investment advisers determine which broker to use to execute transaction orders, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts, the Registrant’s co-investment advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Registrant’s co-investment advisers may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a Portfolio Manager. Finally, the appearance of a conflict of interest may arise where the Registrant’s co-investment advisers have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Registrant’s co-investment advisers have adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect every situation in which a conflict arises.

(a)(3)	As of January 31, 2024, Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus, and long-term incentive payments. As of January 31, 2024, Mr. Rivera’s compensation as Portfolio Manager consists of a combination of base salary, performance-based annual cash incentive bonus, and fringe benefits.

UBS Trust Company of Puerto Rico

Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor, taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his compliance with the Registrant’s co-investment advisers’ policies and procedures. The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers, based on its operating earnings.

Popular Asset Management

The salary component is based on market data relative to similar positions within the industry, as well as the past performance, years of experience, and scope of responsibilities of the individual.

An investment professional’s incentive compensation, including the annual cash bonus, is largely driven by such person’s contribution to PAM’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as such person’s qualitative contributions to the organization.

(a)(4)	The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Managers of the Fund as of January 31, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001 - $50,000
Angel M. Rivera	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended January 31, 2024, there were no repurchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	The certifications of principal executive officers and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of principal executive officers and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

Date:	April 5, 2024

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	April 5, 2024